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                                                                 Exhibit 23.5



                   CONSENT OF THE CHICAGO CORPORATION

     We hereby consent to the reference to our firm and to the inclusion of a copy of our opinion letter as Appendix B to the Joint Proxy
Statement-Prospectus which is a part of the Registration Statement filed by Community First Bankshares, Inc. on Form S-4 under the Securities Act of 1933, as amended.


                                        THE CHICAGO CORPORATION


                                        By /s/ John J. Harris
                                          -----------------------
                                        Its Managing Director


Chicago, Illinois
October 16, 1996